EXHIBIT 99.1


                              ROCKFORD CORPORATION


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


     Pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, W. Gary Suttle, Rockford's Chief Executive Officer and James M. Thomson, Rockford's Chief Financial Officer, each certifies with respect to Rockford Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, that:

     o the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o information contained in the report fairly presents, in all material respects, Rockford's financial condition and results of operations.



Dated: May 14, 2003                     /s/ W. Gary Suttle
                                        ----------------------------------------
                                        W. Gary Suttle
                                        Chief Executive Officer


Dated: May 14, 2003                     /s/ James M. Thomson
                                        ----------------------------------------
                                        James M. Thomson
                                        Chief Financial Officer

     This  certification is made solely to satisfy the requirements of 18 U.S.C.
Section 1350 and is subject to the knowledge standard contained in that section. It is not made for any other purpose.